UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

INTUITIVE MACHINES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street Houston, TX	77059
(Address of Principal Executive Offices)	(Zip Code)

(281) 520-3703

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common Stock, each at an exercise price of $11.50 per share	LUNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Company is providing an updated beneficial ownership table as of April 25th.  The updated beneficial ownership table is being provided to help position the Company for potential inclusion in the Russell indices.

The following table sets forth beneficial ownership of our common stock as of April 25, 2024 by:

●	each person who is known to be the beneficial owner of more than 5% of shares of our common s

●	each of our current named executive officers and directors; and

●	all current executive officers and directors as a group.

The information below is based on an aggregate of 53,723,453 shares of Class A Common Stock and 70,909,012 shares of Class C Common Stock issued and outstanding as of April 25, 2024. No shares of Class B Common Stock were issued and outstanding as of April 25, 2024. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock owned beneficially by such person. On all matters to be voted upon, holders of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval and holders of Class C Common Stock are entitled to three votes per share on all matters submitted to the stockholders for their vote or approval.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Shares Beneficially Owned						Number of Shares of Class A, Class B, and	% of
	Class A Common Stock		Class B Common Stock		Class C Common Stock		Class C Common	Total Voting
Name and Address of Beneficial Owner(1)	Number	%	Number	%	Number	%	Stock	Power
5% Holders
Guy Shanon(2)(3)	9,216,104	15.3	-	-	-	-	9,216,104	3.4
Kingstown Capital Management, LP(3)	5,373,305	9.3	-	-	-	-	5,375,305	2.0
Kingstown Capital Management GP, LLC(3)	5,375,306	9.3	-	-	-	-	5,375,306	2.0
Directors and Executive Officers of Intuitive Machines
Stephen Altemus(5)(9)	210,919	*	-	-	16,581,703	23.4	16,792,622	18.7
Dr. Kamal Ghaffarian(6)(9)	13,915,261	21.7	-	-	43,825,852	61.8	57,741,113	52.5
Dr. Timothy Crain(7)(9)	112,810	*	-	-	10,501,457	14.8	10,614,267	11.9
Erik Sallee	-	-	-	-	-	-	-	-
Michael Blitzer(4)	4,200,798	7.5	-	-	-	-	4,200,798	1.6
Peter McGrath(8)(9)	343,105	*	-	-	-	-	343,105	*
Anna Jones(10)	66,536	*	-	-	-	-	66,536	*
William J. Liquori	-	-	-	-	-	-	-	-
Robert L Masson	-	-	-	-	-	-	-	-
Nicole Seligman	-	-	-	-	-	-	-	-
All directors and executive officers as a group (10 individuals)	18,849,429	28.1	-	-	70,909,012	100.0	89,758,441	82.8

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Intuitive Machines, LLC, 13467 Columbia Shuttle Street, Houston, TX 77059.

(2)	Consists of (i) 1,302,673 shares of Class A Common Stock and (ii) 2,538,125 shares of Class A Common Stock underlying Private Placement Warrants which are currently exercisable (without giving effect to the 9.8% beneficial ownership blocker described in the Warrant Agreement). Such securities were distributed by Inflection Point Holdings LLC to Guy Shanon for no consideration in accordance with Inflection Point Holdings LLC’s limited liability company agreement.

(3)	Kingstown 1740 Fund, LP (“Kingstown 1740”) is the record holder of such shares. Kingstown Capital Management, L.P. (“KCM”) is the investment manager of Kingstown 1740. Kingstown Management GP LLC (“KMGP”) is the general partner of KCM. Kingstown Capital Partners LLC (“KCP”) is the general partner of Kingstown 1740. Michael Blitzer and Guy Shannon are the managing members of KMGP and KCP. KCM, KMGP, KCP and Mr. Shanon share voting investment discretion with respect to the securities held by Kingstown 1740. Notwithstanding his roles with KCM, KMGP and KCP, Mr. Blitzer has relinquished voting power and dispositive power over securities held by entities managed or controlled by KCM, KMGP and/or KMGP. Each of KCM, KMGP, KCP, Mr. Blitzer and Mr. Shanon disclaims beneficial ownership over any securities directly held by Kingstown 1740 other than to the extent of its/his respective pecuniary interest therein, directly or indirectly. Such amounts consist of the following securities owned by Kingstown 1740 (i) 1,585,904 shares of Class A Common Stock, (ii) 3,218,750 shares of Class A Common Stock underlying warrants which are currently exercisable and 570,652 shares of Class A Common Stock issuable upon exercise of Preferred Investor Warrants purchased by Kingstown 1740 in connection with the Series A Investment which are currently convertible (without giving effect to the 9.9% beneficial ownership blocker described in the form of Preferred Investor Warrant). The principal business office of Kingstown 1740 is c/o Kingstown Capital Management L.P., 167 Madison Avenue, Suite 205 #1033, New York, New York 10016.
(4)	Consists of (i) 1,662,673 shares of Class A Common Stock and (ii) 2,538,125 shares of Class A Common Stock underlying Private Placement Warrants which are currently exercisable (without giving effect to the 9.8% beneficial ownership blocker described in the Warrant Agreement). Such securities were distributed by Inflection Point Holdings LLC to Mr. Blitzer for no consideration in accordance with Inflection Point Holdings LLC’s limited liability company agreement. Mr. Blitzer’s principal place of business in located at 167 Madison Avenue, Suite 205 #1033, New York, New York 10016.
(5)	Reflects (i) 140,000 restricted stock units (“RSUs”) awarded to Stephen Altemus on February 7, 2024, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs began vesting in four equal annual installments with an initial vest date of April 11, 2024 and do not expire, (ii) 105,000 performance-based RSUs granted to Stephen Altemus on February 7, 2024 and the achievement of which was certified by our Board on February 25, 2024, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs vested on April 11, 2024 and do not expire, (iii) 16,581,703 Intuitive Machines OpCo Common Units and a corresponding number of shares of Class C Common Stock held of record by a revocable trust of which Mr. Altemus is a trustee and exercises investment discretion and (iv) 34,081 RSUs that were surrendered at the time of vesting on April 11, 2024 for net settlement of tax withholding amounts.
(6)	Consists of (i) 2,026,015 Intuitive Machines OpCo Common Units and a corresponding number of shares of Class C Common Stock held of record by GM Enterprises, LLC, (ii) 1,393,824 Intuitive Machines OpCo Common Units and a corresponding number of shares of Class C Common Stock held of record by Intuitive Machines KG Parent, LLC, (iii) (A) 40,406,013 Intuitive Machines OpCo Common Units and a corresponding number of shares of Class C Common Stock, (B) 3,487,278 Conversion Shares, (C) an aggregate of 8,301,560 shares of Class A Common Stock issuable upon the exercise of the Conversion Warrants, assuming that the Conversion Warrants are each exercised in full to purchase shares of Class A Common Stock, and (D) 64,328 shares of Class A Common Stock, in each case, held of record by Ghaffarian Enterprises, LLC (“Ghaffarian Enterprises”) and (iv) 67,434 restricted stock units RSUs awarded to Dr. Kamal Ghaffarian on November 15, 2023, each of which represents a contingent right to receive one share of Class A Common Stock. The RSUs will vest in full on the earlier to occur of the first anniversary of the grant date and the date of the next annual meeting following the grant date. The RSUs do not expire. Dr. Kamal Ghaffarian may also be deemed to beneficially own (i) 1,867,675 shares of Class A Common Stock issuable upon conversion of 5,000 shares of Series A Preferred Stock at a conversion price of $3.00 per share purchased by Ghaffarian Enterprises in connection with the Series A Investment which are currently convertible (without giving effect to the 9.9% beneficial ownership blocker described in the form of Certificate of Designation) and (ii) 135,870 shares of Class A Common Stock issuable upon exercise of Preferred Investor Warrants purchased by Ghaffarian Enterprises in connection with the Series A Investment which are currently exercisable (without giving effect to the 9.9% beneficial ownership blocker described in the form of Preferred Investor Warrant). Dr. Kamal Ghaffarian is the sole trustee of a revocable trust, which is the sole member of each of Ghaffarian Enterprises, GM Enterprises, LLC and Intuitive Machines KG Parent, LLC. As a result, Dr. Kamal Ghaffarian may be deemed to share beneficial ownership of the securities reported herein, but disclaims beneficial ownership. The principal business office of Dr. Kamal Ghaffarian is 5937 Sunnyslope Drive, Naples, FL 34119. The principal business office of each of Ghaffarian Enterprises, GM Enterprises, LLC and Intuitive Machines KG Parent, LLC is 801 Thompson Avenue, Rockville, MD 20852.

(7)	Reflects (i) 86,000 RSUs awarded to Dr. Timothy Crain on February 7, 2024, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs began vesting in four equal annual installments with an initial vest date of April 11, 2024 and do not expire, (ii) 43,000 performance-based RSUs granted to Dr. Timothy Crain on February 7, 2024 and the achievement of which was certified by our Board on February 25, 2024, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs vested on April 11, 2024 and do not expire, (iii) 10,501,457 Intuitive Machines OpCo Common Units and a corresponding number of shares of Class C Common Stock and (iv) 16,190 RSUs that were surrendered at the time of vesting on April 11, 2024 for net settlement of tax withholding amounts.
(8)	Reflects (i) 83,437 Intuitive Machines OpCo Common Units and a corresponding number of shares of Class B Common Stock issuable upon the exercise of a stock option that vests in three substantially equal annual installments beginning on June 14, 2024, and (ii) 250,000 RSUs awarded to Mr. McGrath on May 9, 2023, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs began vesting in four equal annual installments with an initial vest date of April 11, 2024 and do not expire, (iii) 33,750 performance-based RSUs granted to Peter McGrath on February 7, 2024 and the achievement of which was certified by our Board on February 25, 2024, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs vested on April 11, 2024 and do not expire and (iv) 24,082 RSUs that were surrendered at the time of vesting on April 11, 2024 for net settlement of tax withholding amounts.
(9)	Each Intuitive Machines OpCo Common Unit, when paired with one share of Class B Common Stock or one share of Class C Common Stock, will be exchangeable, in tandem with the cancellation of the paired share of Class B Common Stock or share of Class C Common Stock, for one share of Class A Common Stock. After the expiration of the Lock-Up Period (as defined the A&R Registration Rights Agreement), holders of Intuitive Machines OpCo Common Units will be permitted to exchange such Intuitive Machines OpCo Common Units (along with the cancellation of the paired share of Class B Common Stock or share of Class C Common Stock) for shares of Class A Common Stock on a one-for-one basis pursuant to the A&R Operating Agreement (subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications) or at the election of Intuitive Machines, Inc. (determined by a majority of the directors of Intuitive Machines, Inc. who are disinterested with respect to such determination), cash from a substantially concurrent public offering or private sale in an amount equal to the net amount, on a per share basis, of cash received as a result of such public offering or private sale.
(10)	Reflects (i) 50,000 RSUs awarded to Ms. Jones on May 9, 2023, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs began vesting in four equal annual installments with an initial vest date of April 11, 2024 and do not expire, (iii) 27,000 performance-based RSUs granted to Anna Jones on February 7, 2024 and the achievement of which was certified by our Board on February 25, 2024, each of which represents a contingent right to receive one share of Class A Common Stock, such RSUs vested on April 11, 2024 and do not expire and (i) 10,464 RSUs that were surrendered at the time of vesting on April 11, 2024 for net settlement of tax withholding amounts.

Forward-Looking Statements

The disclosure under this Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the Company’s beliefs and expectations regarding its expectations regarding the Company’s inclusion in the Russell indices. The word “may,” “will,” “could,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements under this Item 8.01 are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained under this Item 8.01, including, without limitation, those and uncertainties set forth more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent filings with the SEC. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained under this Item 8.01 represent the Company’s views only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE MACHINES, INC.

Date: April 29, 2024	By:	/s/ Steven Vontour
		Name:	Steven Vontour
		Title:	Interim Chief Financial Officer and Controller

6